EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

To our knowledge, the undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                        By: /s/ Thomas A. Vann
                                            ------------------
                                                Thomas A. Vann
                                                President and
                                                Chief Executive Officer
                                                (Principal Executive Officer)

                                        By: /s/ William L. Wall
                                            -------------------
                                                William L. Wall
                                                Executive Vice President
                                                Chief Financial Officer
                                                (Principal Financial Officer)

Date: November 12, 2003

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